NEUBERGER&BERMAN
EQUITY FUNDS

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997

I. The following disclosure regarding Neuberger&Berman GENESIS Fund is added to the Prospectus:
      --------------------------------------------------------------------------

NEUBERGER&BERMAN GENESIS FUND IS CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED BELOW.

If you are already a shareholder of Neuberger&Berman GENESIS Fund, you may continue to add to your Fund account. If you own shares of the Fund through a 401(k) plan, you may continue to add to your investment.

In addition, you may purchase shares of Neuberger&Berman GENESIS Fund:

 .  until  April  15,  1998,  if you are  opening a new  Individual  Retirement
   Account ("IRA");

 . if you are a participant in a 401(k) plan that has the Fund as an investment option; or

 . if you purchase shares under an asset allocation program sponsored by a financial adviser who has one or more clients who are Fund shareholders.

II. The section which provides a summary of the features of Neuberger&Berman MANHATTAN Fund (page 4) is revised to read as follows:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANHATTAN FUND             Broadly diversified,    Invests in securities
                           medium-cap growth       believed to have the maximum
                           fund.                   potential for long-term
                                                   capital appreciation.
                                                   Portfolio managers seek
                                                   stocks of companies that are
                                                   projected to grow at
                                                   above-average rates and that
                                                   may appear poised for a
                                                   period of accelerated
                                                   earnings.
--------------------------------------------------------------------------------

III. The first two paragraphs of the section regarding the investment program of Neuberger&Berman MANHATTAN Portfolio (page 24) are revised to read as follows:
      --------------------------------------------------------------------------

INVESTMENT PROGRAMS

Neuberger&Berman MANHATTAN Portfolio
------------------------------------

      The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Fund is to seek capital appreciation without regard to income.

      Neuberger&Berman MANHATTAN Portfolio currently intends to focus primarily on the securities of medium-capitalization companies ("mid-cap companies") believed by N&B Management to have the maximum potential for long-term capital appreciation. However, the Portfolio can invest in the securities of companies from any capitalization level. The Portfolio regards mid-cap companies to be those companies with market capitalizations that, at the time of investment, fall within the capitalization range of the Russell Midcap(TM) Index as last announced by the Frank Russell Company before the date of this Prospectus. For purposes of this Prospectus, that range was approximately $1.1 billion to $8 billion. Companies whose market capitalizations move out of the mid-cap range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's investment program.

IV. The following paragraph is added to the section regarding management and administration (page 49):
      --------------------------------------------------------------------------

MANAGEMENT AND ADMINISTRATION

Investment Manager, Administrator, Distributor, And Sub-Adviser
---------------------------------------------------------------

      YEAR 2000. Like other financial and business organizations, the Funds and Portfolios could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Funds' and Portfolios' other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolios purchase. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and Portfolios.




This Supplement is dated March 16, 1998, and replaces the Supplement dated March 2, 1998.

NEUBERGER&BERMAN
EQUITY FUNDS

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 15, 1997

I. The paragraph in the section regarding the investment program of Neuberger&Berman MANHATTAN Portfolio (page 6) is revised to read as follows:
      -----------------------------------------------------------------------

Investment Insight
------------------

      Neuberger&Berman MANHATTAN Portfolio
      ------------------------------------

      The co-managers focus their research efforts on mid-cap stocks in new and/or rapidly evolving industries. The mid-cap growth sector is less widely followed by Wall Street analysts and therefore, less efficient than the large-cap stock market. Within this sector, the co-managers believe they are likely to identify more of their brand of growth stock opportunities. Considering the currently high valuations of large-cap growth stocks relative to mid-cap growth stocks with what the co-managers think is comparable or, in many cases, better earnings growth potential, they believe the Portfolio is particularly well positioned in today's market.

      The Portfolio now uses the Russell Midcap(TM) Growth Index as its benchmark. Consistent with the Portfolio's capitalization parameters and growth style, the co-managers believe this is a more appropriate benchmark than the S&P "500." For purposes of its policy regarding investment in mid-cap companies, the Portfolio looks at the range of the Russell Midcap(TM) Index as of its last annual adjustment. The Frank Russell Company typically announces that range each June 30.

      Although the Portfolio has a current intention to focus primarily on mid-cap stocks, it can invest in securities of companies from any capitalization level. The co-managers particularly examine the universe of stocks with market capitalizations between $500 million and $8 billion, in their search for promising investment opportunities.

II. The paragraph in the section regarding investment in foreign currency transactions (page 35) is revised to read as follows:
      --------------------------------------------------------------------------

Additional Investment Information
---------------------------------

      FOREIGN CURRENCY TRANSACTIONS (ALL PORTFOLIOS). Each Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price
("forward contracts"). Each Portfolio also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.


The date of this Supplement is March 16, 1998.